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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MARCH 7, 2006



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      000-19480                 58-1651222
(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)


1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA             30004
      (Address of principal executive offices)                   (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 7, 2006, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing its results of operations for the quarterly period and year ended December 31, 2005. On Friday evening, March 10, 2006, Per-Se was notified of the conclusion of binding arbitration for a claim arising from an acquisition completed in 2000. The arbitration resulted in an award to be paid by Per-Se of approximately $1.3 million, including interest of approximately $300,000. This $1.3 million litigation-related expense will be recorded in Per-Se's 2005 audited financial statements within the 2005 Consolidated Statement of Income as approximately $1.0 million of Other Expenses and approximately $300,000 of Interest Expense. Because this expense was not both estimable and probable as of December 31, 2005, or when Per-Se announced its results on March 7, 2006, it could not be reflected in the unaudited results released on March 7, 2006. Consequently, there will be differences between certain of those unaudited results and the audited financial statements that will be filed in Per-Se's Annual Report on Form 10-K for the year ended December 31, 2005 ("2005 Form 10-K"). Reflecting this expense will result in an approximate $1.3 million reduction in income from continuing operations, or $0.04 per diluted share, to $37.0 million, or $1.11 per diluted share (versus $38.2 million, or $1.15 per diluted share, shown in the unaudited results released on March 7, 2006), and an approximate $1.3 million increase in Accrued Liabilities on the Balance Sheet. There was no change in net cash provided by continuing operations reflected in the year-end 2005 Statement of Cash Flows, since the payment of this expense will be made in the first quarter of 2006. Additional information will be available in Per-Se's 2005 Form 10-K once it is filed with the Securities and Exchange Commission. That filing is due on or before Thursday, March 16, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 99.1 - Press Release dated March 7, 2006.*

* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2006

                                     PER-SE TECHNOLOGIES, INC.

                                     By: /s/ CHRIS E. PERKINS
                                         -------------------------------------
                                          Chris E. Perkins
                                          Executive Vice President,
                                          Chief Operating Officer
                                          and Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
  NO.                        DESCRIPTION

 99.1       Press Release dated March 7, 2006.*

* Previously filed.